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                                                                EXHIBIT 23.2

               CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


     As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our report dated August 30, 1996, included is Amati Communication Corporation's Form 10-K for the year ended July 27, 1996, and to all references to our Firm included in this Registration Statement.


                                               ARTHUR ANDERSEN LLP

San Jose, California
October 18, 1996